SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                      __________________________

                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    November 6, 2003

                     Berry Petroleum Company
      (Exact name of registrant as specified in its charter)

Delaware                     1-9735               77-0079387
(State or other           (Commission            IRS Employer
jurisdiction of           File Number)        Identification No.
incorporation)


       5201 Truxtun Avenue, Suite 300 Bakersfield, CA  93309
              (Address of principal executive offices)

Registrant's telephone number, including area code (661) 616-3900


                            N/A
(Former name or former address, if changed since last report)







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Item 7.   Financial Statements and Exhibits


     (c)  Exhibits

     99  Press Release of Berry Petroleum Company dated
           November 6, 2003.

Item 12.  Results of Operations and Financial Condition

    The information in this Current Report, including the attached Exhibit,shall not be deemed "filed' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities
Act of 1933, as amended.

    On November 6, 2003, Berry Petroleum Company, a Delaware corporation, issued a press release announcing the Company's financial results for the three months and nine months ended September 30, 2003, a copy of which is attached as Exhibit 99.





                     SIGNATURE

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BERRY PETROLEUM COMPANY



                            By     /s/ Kenneth A. Olson
                            Name:      Kenneth A. Olson
                            Title:     Corporate Secretary
                                       and Treasurer

     November 7, 2003

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